ENVIRONMENTAL REHABILITATION OBLIGATION FUNDS (Tables)	12 Months Ended
Dec. 31, 2017
ENVIRONMENTAL REHABILITATION OBLIGATION FUNDS
Schedule of the environment rehabilitation obligation funds
Figures in million - SA rand	Note	2017	2016	2015
Balance at beginning of the year		3,100.5	2,413.9	2,192.8
Contributions		114.5	74.7	77.8
Interest income		230.4	168.2	134.8
Fair value gain[1]		46.5	11.1	8.5
Environmental rehabilitation obligation funds on acquisition of subsidiaries	13	0.5	432.6	-
Balance at end of the year		3,492.4	3,100.5	2,413.9

Environmental rehabilitation obligation funds comprise of the following:
Restricted cash[2]		483.8	352.3	341.8
Funds		3,008.6	2,748.2	2,072.1

[1] The environmental rehabilitation trust fund includes equity-linked investments that are fair valued at each reporting date.

[2] The funds are set aside to serve as collateral against the guarantees made to the Department of Minerals and Resources (DMR) for environmental rehabilitation obligations.